Investor Presentation:November 2018 Exhibit 99.1

Safe Harbor Forward Looking Statements This presentation contains “forward-looking” statements that involve risks, uncertainties and assumptions. If the risks or uncertainties ever materialize or the assumptions prove incorrect, the Company’s results may differ materially from those expressed or implied by such forward- looking statements. All statements other than statements of historical fact could be deemed forward-looking, including, but not limited to, the Company’s intentions, beliefs or current expectations concerning, among other things, the Company’s results of operations, financial condition, liquidity, prospects, growth, strategies and the industry in which we operate and any statements of assumptions underlying any of the foregoing. These statements are based on estimates and information available to us at the time of this presentation and are not guarantees of future performance. These forward-looking statements are based on certain assumptions and are subject to risks and uncertainties, including those described in the “Risk Factors” section of the Company’s most recent annual report on Form 10-K. You should read the Company’s filings with the SEC, including risk factors set forth therein, completely and with the understanding that if any such risks or uncertainties materialize or if any of the relevant assumptions prove incorrect, the Company’s actual results could differ materially from the results expressed or implied by these forward-looking statements. Except as required by law we assume no obligation to update these forward-looking statements publicly, or to update the reasons why actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. Non-GAAP Disclosure This presentation contains certain non-GAAP financial measures such as EBITDA and adjusted EBITDA among others. While the company believes these non-GAAP financial measures provide useful information for investors, the presentation of this information is not intended to be considered in isolation or as a substitute for the financial information presented in accordance with GAAP. Please refer to the Company’s earnings press releases for a reconciliation of non-GAAP financial measures to the most comparable measures prepared in accordance with GAAP.

We fundamentally believe that Freshpet has the potential to change the way people feed their pets . . . forever 3

4 Freshpet Lives at the Intersection of Two Very Powerful Macro-Trends in CPG Humanization of Pets Fresh, Wholesome, All-Natural Foods

A disruptive innovation in a huge and growing industry A socially responsible, pet health-centric brand built around the contemporary consumer We are redefining what good pet food is in ways that are intuitive to consumers We deliver a value proposition relevant to the average consumer and every class of pet retailer We have a scalable and very difficult to replicate business model 5 Who Is Freshpet?

We start with FRESH ingredients & finish with FRESH food. No preservatives, no additives...only the WHOLE NOURISHMENT pets need. 6

Category leading palatability Source: Summit ridge kennels paired feeding study 84% 80% 95% 94% 72% 96% 16% 20% 5% 6% 29% 5% Competitor Freshpet Select Slice & Serve Rolls 33% 33% 38% 40% 45% 50% 53% 56% 68% Less Allergies Less Flatulence Higher Energy Level Better Muscle Tone Less Upset Stomachs Better Skin Better Stool Improved Coat Enthusiasm for Eating 76% of consumers report health difference Appropriate Weight28% Source: Russell research attitude and usage study Freshpet n= 980 Category leading product satisfaction 86 8282 71 74 67 68 55 63 Freshpet Select Rolls Freshpet Select Roasted Meals Freshpet Select Homestyle Vital Rolls Vital Complete Meals How satisfied are you with the product? How would you describe the value 95of the product? Top Two (Extremely or Very Satisfied) Source: Russell research attitude and usage study Freshpet n= 980 Q22: Overall, how satisfied are you with each of the following products? Q23: How would you describe the value of each of the following products? Commitment to our Consumers 7

We Operate Differently Delighting consumers with fresh food & our company ideology Environmentally Focused Employee Engagement Community & Consumer Engagement

How We Service Our Customers Produced in Freshpet Kitchens Shipped to Third Party Warehouse Delivered to Pet Channel Distributor Transported via Third Party Carrier DSD Delivery to Pet Specialty Store Delivered to Grocery, Mass and Club Stores Delivered to Customer’s Warehouse

High Brand Loyalty Alignment with deep pet parent emotional motivations Differentiated Innovative forms, technologies, and appearance Manufacturing Proprietary technology, processes, and infrastructure Freshpet Fridge Branded, company-owned real estate Supply Chain Only refrigerated pet food network in North America A Difficult Business to Replicate Retailer Partners Delivers benefits in traffic, frequency and retailer margins 10

With Growth Potential in Fresh E-Commerce Strategy: Grow with winning players in fresh e-commerce Curbside Online Fresh Retail Home Delivery Doubled e-commerce sales vs. YA to 1.5% of brand in FY18 Q3 >70% of e-commerce sales utilize Freshpet Fridge

In 2017, we launched our new strategy . . .

HIGHLY CONFIDENTIAL Growth Goal:$300 million net sales as soon as 2020 13 Future Economic Model FY 2016 FY 2020 Growth Rate 15% 15-20% Stores 16,609 23,000 Adj. Gross Margin 50.9% 53.9% Adj. EBITDA Margin 13% 20+% Media Investment ~6% of sales ~9% of sales Advertising Payback 1.5 yrs -- Free Cash Flow -$13.9M ~15% of sales* *Before capacity expansion for sales beyond $300 million $ in millions

HIGHLY CONFIDENTIAL 20.9% 18.8% 15.6% 12.8% 12.4%12.0% 11.2%11.4%11.4% 13.7% 16.2% 14.4% 15.4%15.3%15.3% 17.4% 19.2% 20.1% 21.8% 23.7% 22.7%22.3% 21.8% 20.4% 23.3% 22.0% 23.6% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% Dollar Sales % Chg YA Poly. (Dollar Sales % Chg YA) 14 And the growth accelerated . . . . Nielsen Mega-Channel: XAOC + Pet + WFM Sales Growth

Increased awareness and penetration . . . 15 2016 2017 Penetration 1.8% 2016 2017 +6% Buying Rate +13% 1.4% 2016 2017 Awareness 35% 40%

16 Freshpet Rachel Ray Blue Buffalo Purina ONE Cesar Awareness (Aided) 35% 52% 86% 82% 70% Penetration 1.4% 3.6% (dry) ~8% (est) 5.2% (dry) 3.4% (wet) 35% 52% 86% 82% 70% 1.4% 3.6% 8.0% 5.2% 3.4% 0% 10% 20% 40% 30% 50% 60% 70% 80% 90% 100% Awareness Penetration But still well below our competitors . . . Source: 2016 Brand Tracker, IRI 2016 HH Panel

Strong velocity growth . . . 29.3% 20.7% 19.4% 21.1% 26.7% 33.4% 0.0% 15.0% 10.0% 5.0% 20.0% 25.0% 30.0% 35.0% 2017 Same Stores Sales Growth By Vintage Representative Customer Original $/S/W Jan-12 $/S/W Jan-13 $/S/W 1 Jan-14 $/S/W Jan-15 $/S/W Jan-16 $/S/W

27.0% 25.2% 23.4% 21.6% 19.8% 18.0% 17% 19% 21% 23% 25% 27% 29% $150 $189 $210 $240 $270 $300 Infrastructure as a Percentage of Net Sales* ($ in millions) Which helped Freshpet grow into its scale in 2017. . . 100 bps reduction *Leverage adjusted to projected inflationary growth of infrastructure By 2020: 900 bps reduction in fixed costs

Benefits of scale and velocity Fixed Cost Pick-Up Manuf. overhead absorption G&A overhead absorption Logistics More cases per pallet More pallets per order/full trucks More straight pallets Ultimately, fewer miles per order Retail Presence Lower % sales to service fridges Higher frequency retail coverage Higher visibility/more sophisticated fridges Fresher product Lower fridge capex per incremental $ of sales Advertising More continuous media Lower % of sales in media +900 bps Incremental gains

YEAR II:Bigger and Faster

In 2018, We Are Accelerating Fresh Growth… 100 50 0 150 250 200 300 2015 2016 2018E 2019E Freshpet Net Sales Fresh 2017 Baked 2018 Fresh-only sales guidance: +26% 2018 Guidance 2017 2018 % Change Net Sales $152.4 >$190 25+% Adjusted EBITDA $17.6 >$20 14+% +15% +17.5% >25% >25%

Doubling Down On… Media: 60% increase for the second year in a row Each quarter will increase vs. YA 70/30 first half vs. second half spending 5 0 10 15 20 25 2015 2016 2017 2018E Freshpet “Fresh” Media Spending ($ in millions) $8.0M $8.5M $13.5M $22M

Doubling Down On… Select Roasted Meals Grain Free Select Beef Roasted Meals Premiumization & Added Variety Select Roasted Meals Multi-Protein Velocity drivers: Upgraded fridges Focused innovation Small Dog

And the Growth Has Accelerated Again… Nielsen Mega-Channel: XAOC + Pet + WFM Sales Growth YTD ‘18 fresh consumption +28% 16.2% 14.4% 15.4%15.3%15.3% 17.4% 19.3% 20.1% 21.8% 23.7% 22.7%22.3%21.8% 20.4% 23.3% 22.0% 23.6%24.1% 27.0%26.6% 24.8%25.1% 28.1% 31.0% 30.2%30.0% 31.9% 8.3% 8.0% 8.0% 7.9% 8.2% 7.8% 6.3% 5.8% 6.0% 6.1% 5.7% 6.4% 6.4% 6.4% 6.6% 6.5% 6.4% 6.1% 6 .6% 7 .2% 7.6% 7.6% 7.3% 7.2% 6.5% 6 .7% 6 .9% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% Dollar Sales % Chg YA ACV % chg YAGO Poly. (Dollar Sales % Chg YA)

Top Wet & Dry Dog Brands Dollar Velocity Total US Food $561.1 $556.7 $523.5 $449.9 $393.9 $153.5 $0.0 $100.0 $200.0 $300.0 $400.0 $500.0 Freshpet Total RFG Purina ONE Dry Dog Food Rachael Ray Dry Dog Food Purina Beneful Dry Dog Private Label Dry Dog Pedigree Dry Dog Food Cesar Wet Dog Food Blue Buffalo Dry Dog Food IAMS Dry Dog Food Pedigree Wet Dog Food Purina Dog Chow Dry Dog Food Alpo Wet Dog Food Kibble & Bits Dry Dog Food Beneful Wet Dog Private Label Wet Dog Food Thousands $600.0 Source: Nielsen 13 weeks ending 8-11-18 - $PPD 25 Freshpet is the #1 Fastest Selling Dog Food Brand in US Food, Surpassing All Other Wet and Dry Brands! 54%* ACV FRESH Private Label Private Label DRY DRY DRY DRY WET DRY $378.7 WET $378.4 DRY $364.8 DRY $358.4 WET $290.2 DRY $258.3 WET $189.7 DRY $174.9 WET $166.2 *US Food ACV

26 Growing 25 pts. Faster Than the Category in All Classes of Trade Freshpet Total RFG L4W L13W L52W Total xAOC+Pet+WFM 31.9 30.7 27.0 Total US xAOC 34.2 32.6 29.1 Total US Food 40.1 37.6 33.4 Big Box Pet 23.1 23.0 19.4 $ % Chg YA – Week Ending 10/6/18 Nielsen: Freshpet RFG $ Latest 4 Week Data as of 10.6.18

27 Increased Penetration & Buying Rate Source: TTL FP RFG, 52 weeks ending 10/6/18, Nielsen HH Panel, Internal Buy Rate Calculation, Repeat NBD-Adj Nielsen HH Panel $62.86 $81.73 $88.78 $91.39 $101.36 52 W/E 10/11/14 52 W/E 10/10/15 52 W/E 10/07/17 52 W/E 10/06/18 Total Freshpet Buying Rate, Penetration and Repeat Rate TTL FP RFG 52 W/E 10/08/16 Buy Rate Penetration 1.40 1.47 1.54 1.77 2.02 Repeat 64 67 68 69 70

Growth is Driven by Advertising that Drives Penetration Nielsen HH Panel data for Freshpet Core Dog (Rolls, Roasted Meals and Fresh from the Kitchen) – Rolling 52 week penetration data $- $5,000,000 $10,000,000 $15,000,000 $20,000,000 $25,000,000 $30,000,000 $35,000,000 1 1.1 1.05 1.15 1.2 1.25 1.35 1.3 1.4 1.45 Cumulative Media Spending vs. 52 Week Core Dog Penetration 1.5$40,000,000 HH Penetration Cumulative Spend Linear (HH Penetration) Linear (Cumulative Spend)

Adding New Buyers Who Behave Like Previous Buyers $28.20 $74.48 New in 2016 Retained into 2017 $31.75 $76.64 New in MY 2017 Retained into MY 2018 New User Buying Rate: Freshpet Core Dog MY= 52 weeks ending June $29.13 $86.33 New in 2015 Retained into 2016 Nielsen HH Panel data for Freshpet Core Dog – 52 week buying rate data for new users by year

Steady Distribution Growth & Accelerating Velocity Nielsen Mega-Channel ACV and $M/$M ACV for 4 week periods 4/23/16 to 10/6/18 Freshpet Distribution and Velocity Progress (Growth vs. YA) 25% 20% 15% 10% 5% 0% %ACV IYA$ / $MM ACV IYA

Growing Distribution Reach (ACV) and Depth (TDP) With Significant Room to Grow Nielsen Mega-Channel % ACV for 4 week periods 6/22/13 through 10/6/18 4 W/E 06/22/13 4 W/E 09/14/13 4 W/E 12/07/13 4 W/E 03/01/14 4 W/E 05/24/14 4 W/E 08/16/14 4 W/E 11/08/14 4 W/E 01/31/15 4 W/E 04/25/15 4 W/E 07/18/15 4 W/E 10/10/15 4 W/E 01/02/16 4 W/E 03/26/16 4 W/E 06/18/16 4 W/E 09/10/16 4 W/E 12/03/16 4 W/E 02/25/17 4 W/E 05/20/17 4 W/E 08/12/17 4 W/E 11/04/17 4 W/E 01/27/18 4 W/E 04/21/18 4 W/E 07/14/18 4 W/E 10/06/18 Freshpet % ACV Trend 50.0 45.0 40.0 35.0 30.0 25.0 20.0 15.0 10.0 5.0 0.0 4 W/E 10/10/15 4 W/E 12/05/15 4 W/E 01/30/16 4 W/E 03/26/16 4 W/E 05/21/16 4 W/E 07/16/16 4 W/E 09/10/16 4 W/E 11/05/16 4 W/E 12/31/16 4 W/E 02/25/17 4 W/E 04/22/17 4 W/E 06/17/17 4 W/E 08/12/17 4 W/E 10/07/17 4 W/E 12/02/17 4 W/E 01/27/18 4 W/E 03/24/18 4 W/E 05/19/18 4 W/E 07/14/18 4 W/E 09/08/18 Freshpet Total Distribution Points (TDP) Nielsen Mega-Channel 700.0 650.0 600.0 550.0 500.0 450.0 400.0 Nielsen Mega-Channel TDP for 4 week periods 10/10/15 through 10/6/18

Strong structural profitability improvement partially offset by commodities and 7 day production expansion


+9.0%
+2.7%
+1.5% SG&A
+%1.2 GM%
+1.1%
+0.9%
-1.8%
Reported
Structural Profitability
Temporary differences*
Adj. EBITDA Margin
Reported
FY 2017
Forecast FY 2018
Forecast FY 2020

freshpet

**Temporary differences in Forecast FY 2018 represent 130 basis points of raw material cost and 60 basis points related to unabsorbed labor from 7 day operation.*

32

33 Contribution Margin* - Represents Adj. Gross Margin excluding Logistics and Brokerage cost. Guidance - FY 2018 Adj. EBITDA Projected FY 2020 Adj. EBITDA Contribution Margin* 40% on additional Net Sales Media Leverage SG&A increase (excluding logistics &brokerage) >$20mm $190m Net Sales +$44mm +$5mm -$9mm $60mm $300mm Net Sales Path to 20% Adjusted EBITDA Margin Growing into 9% media spend, currently ~12% Increase of approx. 7% a year Increase of $110m Net Sales to achieve $300m Net sales projection

Just scratching the surface of HH penetration potential . . . By 2025, there will be 7.5 million HH’s who have expressed top 2 box purchase interest in the Freshpet idea – and we have reached <2 million so far Prime Prospects With Top 2 Box Purchase Interest in Freshpet Concept PP’s with Positive Interest (53%) n=359, n=140 Super Premium & Premium Pet HH’s (50MM) 14% Positive Purchase Intent 26% Prime Prospects Super Premium & Premium Pet HH’s (50MM)

0.00% 0.50% 1.50% 1.00% 2.00% 2.50% 3.00% 4.00% 3.50% 4.50% 5.00% $- $200.0 $400.0 $600.0 $800.0 $1,000.0 $1,200.0 2016 2019 2020 2025 Freshpet Growth Potential 20172018 Media Spending ($ millions) Buying Rate 20212022 Revenue ($ million) 20232024 Core Dog HH Penetration At existing media efficiencies, we could create a business surpassing $500 million by 2023. . . . and still growing quickly

We expect international expansion to meaningfully impact Freshpet’s growth in 2020 and beyond Currently testing in:

Potential for Continued Growth Beyond 2020 HH Penetration Buying Rate Increased Distribution E-commerce Geographic Expansion 7.5 MM HH’s +10%/year >55% ACV 10% of sales UK and beyond Growth Potential: 2020 and beyond

Delighting pet parents, pets, shareholders and employees . . .

APPENDIX:Consumer Dynamics

$3.80 $3.30 $2.40 $2.40 $2.14 $1.92 $1.77 $1.73 $1.62 $1.55 $1.28 $0.61 $0.61 $0.49 $- $1.00 $2.00 $3.00 $4.00 $8.00 $7.47 $7.05 $7.00 $6.00 $5.31 $5.00 Grocery and Mass Select is middle of the pack on cost to feed Cost to Feed a 30lb Dog Daily

$4.50 $4.44 $4.37 $4.00 $3.80 $3.77 $3.75 $3.26 $3.09 $2.81 $2.50 $2.42 $2.12 $2.00 $1.00 $- $3.00 $4.00 $8.00 $7.47 $7.00 $6.48 $6.00 $5.50 $5.00 Pet Specialty Vital is an economical choice in Pet Cost to Feed a 30lb Dog Daily Title

Reasons to Start Buying Freshpet

80% Health
70% Dog Eating Woes
50% Add Variety to Meal



39
31
28
25
43
27
22
22
21
22
21
27
21
More like real food
Wanted to give my dog higher quality nutrition
Healthier
Made with the freshest ingredients
Dog was a picky eater
Wanted to give dog something special
Looked tastier
Looking for variety to add to dog's meal time
To improve dog's health
Wanted something to add to dog's dry food
Dog getting older
Dog didn't enjoy his food
Dog was excited to eat it
New Freshpet Buyers

Source: Nielsen NLR Survey 2017, n=67 Why have you INSERT Q9 RESPONSE: started purchasing, purchased more of Freshpet in the past 12 months compared to the previous 12 months? Please select all that apply.
Note: Top 13 responses shown

freshpet

Copyright © 2017 The Nielsen Company (US), LLC. Confidential and proprietary. Do not distribute.

42

AWARENESS FP PROPOSITION COMPLACENCY INCONVIENENT AVAILABILITY PRICE/VALUE Source: 2016 FP Brand Tracker, 2016 FP A&U, TTL Aware Non Users/Prime Prospects Main Reason Not Purchasing, Shop-A-longs, n=202 Barriers to Purchasing Freshpet (Among Prime Prospects) 43% Aided Awareness Making the Strange, Familiar It’s freshER Roll looks like a Sausage/”Gross Factor” ~40% Content w/ Brand It’s Fine, Works Shopping on Auto- Pilot/By-Pass Fridge 10% Purchase Too Often 5% Too Much Trouble 14% Not Available 45% ACV 22% Too Expensive

Visitors (Use Occasionally) Loyal (Use Exclusively or Most Often) Freshpet Pet Parent Segments Source: Nielsen 2017 NLR Custom Survey, 2016 A&U, Nielsen Demos 2017, 2018 Mini A&U, 31% of FP Buyers 53% of FP $ FP Spend: $167 40% of FP Buyers 15% of FP $ FP Spend: $37 Mixers (Use FP Regularly, but Use Others Brand More) 29% of FP Buyers 32% of FP $ FP Spend: $107

Source: Visible Difference Survey, September 2018; 2016 FP A&U, green highlight notes statistical difference at least at 80% confidence level Encouraging Franchise Longevity 1 Dog, 51% 2+ Dogs, 49% Freshpet Number of Dogs in HH Dog Age 10% 11+ yrs old 62% 1-4 yrs old 14% 6-11 mos 5% under 6 mos 36% 5-10 yrs old

79% 61% 67% 38% 21% 39% 33% 63% Less than 1010-24 pounds 25-50 pounds pounds Over 50 pounds Freshpet: Meal vs Mixer (1 Dog HHs) As the MealAs a Mixer 71% 36% 31% 12% 29% 64% 69% 88% Less than 10 pounds 10-24 pounds25-50 pounds Over 50 pounds FreshPet Loyalty ExclusiveRegular Freshpet Feeding Behavior By Size of Dog Source: FP Panel, FP088, n=123 Single Dog HHs, FP Regular Users 46

Freshpet Pet Parents are significantly more likely to have experienced a visible difference in their dog(s) Freshpet Dog Food Feeders Competitive Dog Food Feeders % % Yes 83 62 No 17 38 Source: Visible Difference Study, Sept 2018. green highlight notes statistical difference at 95% confidence level % Noticed a Visible Difference in Dog Top-Two Box Percentages (i.e. Much/Somewhat Better) Freshpet Dog Food Feeders Competitive Dog Food Feeders % % More Enthusiastic for Eating 74 50 Improved Appetite (Less of a Picky Eater) 73 48 Increased Energy Level 72 54 Shinier Coat 71 53 Happier 70 53 Better Stools 70 51 Fewer Upset Stomach Episodes 68 45 Healthier Skin 67 49 Fresher Breath (Less Stinky) 66 44 Improved Muscle Tone 66 43 Healthier Weight 64 45 Brighter Eyes 64 43 Less Flatulence 64 41 Alleviated Allergies 59 33 Less Tear Staining 54 34 47 Freshpet Pet Parents Notice A Difference

Appendix: Kitchens 2.0 48

HIGHLY CONFIDENTIAL Expanding our manufacturing advantage . . . Kitchens Kitchens 2.0 Quakertown Improving Safety, Quality, Value, Customer Delight

By creating Freshpet Kitchens 2.0 . . . Use automation to further improve: Quality Safety Cost

Kitchens 2.0 plan will deliver . . . Efficient use of capital:Payback at full capacity in <2 years Strengthened manufacturing expertise advantage:Increased automation delivers improved quality, safety and lower cost – improving gross margins Continued focus on existing gross margin improvement goals: We will not let Kitchens 2.0 work dilute our near term gross margin improvement efforts

Creating 2nd Production Facility on Site Existing 100,000 sq. ft. production facility Existing 50,000 sq. ft. innovation center and warehouse renovated to include production and R&D New 90,000 sq. ft. construction Total site: 15.3 acres

Continuing Commitment to the Environment } 100% landfill free } 100% wind energy } Rain water will be collected and used for lawn and landscape irrigation

Freshpet Kitchens 2.0 Investment Capex Spend Annual Sales Capacity Contribution Incremental volume will flow through at a 40% contribution rate At full capacity payback is less than two years. $200+mm $80mm $100mm

Freshpet Kitchens 2.0 Adjusted Gross Margin Growth 50.4% 50.9% 51.3% 50.3% 52.0% 53.5% 50.0% 48.0% 56.0% 54.0% 52.0% 2015 2016 Adjusted Gross Margin Adjusted Gross Margin 20172018 projected 2020 projected 2022 projected Adjusted Gross Margin Safety, quality, and productivity enhancements will improve adjusted gross margin by 100 basis points, with an additional 50 basis points due to scale

Freshpet Kitchens 2.0 Contribution to FCF ~$44mm 15% OriginalFreshpet Kitchens 2.0 Freshpet Kitchens $500mm $300mm ~$97mm 19% As we continue to leverage our infrastructure we expect to reap the benefits of scale with our Free Cash Flow increasing by 4%. CapacityFree Cash Flow Free Cash Flow represents contribution of $55mm less ongoing capital expenditures of $11mm CapacityFree Cash Flow Free Cash Flow represents contribution of $114mm less ongoing capital expenditures of $17mm

Freshpet Kitchens 2.0 - Recap Cost: $100mm plus or minus 5% Financing: Replace our existing $30mm credit line with a $90mm line in Q4 18 Leverage: Will not exceed 2.5x Adj EBITDA Pay Off: We expect to pay off the credit line by 2022 Capacity:Net Sales capacity increases $200mm+ to $500mm+ Payout:At full capacity payout is less than 15 months

Timeline 2016 2019 2020 2021 2022 2023 Existing Kitchens fully operational 20172018 Feed the Growth 7 day operations begin Break ground on Kitchens 2.0 Start-up Kitchens 2.0 Next increment of capacity needed* * Timing for next increment of capacity is dependent on growth rate and product mix

Index to Charts

Subject	Slide Title	Page
2020 Goals	Growth Goals: $300 million net sales as soon as 2020	13
Awareness: Competitors	But still well below our competitors	16
Awareness: 2017	Increased Awareness and Penetration	15
Barriers to Entry	A Difficult Business Model to Replicate	10
Buying Rate	Adding New Buyers Who Behave Like Previous Buyers	29
Buying Rate	Increased Penetration and Buying Rate	27
Consumer Behavior: Barriers to Purchase	Barriers to Purchasing Freshpet	43
Consumer Behavior: By Size of Dog	Freshpet Feeding Behavior By Size of Dog	46
Consumer Behavior: Frequency of Usage	Freshpet Pet Parent Segments	44
Consumer Behavior: Product Performance	Freshpet Pet Parents Notice a Difference	47
Consumer Behavior: Purchase Motivators	Reasons to Start Buying Freshpet	42
Consumption Growth: 2017	And the growth accelerated . . .	14
Consumption Growth: 2018	And the Growth has Accelerated Again	24
Consumption Growth: By Class of Trade	Growing 25 pts. Faster Than the Category in All Classes of Trade	26
Demographics: Age of Pets	Encouraging Franchise Longevity	45
Distribution	Growing Distribution Reach (ACV) and Depth (TDP) . . .	31
E-Commerce	With Signficant Growth Potential in Fresh e-commerce	11
Financial Forecast: Path to 2020	Strong structural profitability improvement partially . . .	32
Financial Forecast: Path to 2020	Path to 20% Adjusted EBITDA Margin	33
Freshpet Values	We Operate Differently	8
Growth Potential	At existing media efficiencies, we could create a business . . .	35
Growth Potential	Potential for Continued Growth Beyond 2020	37
Guidance: 2018	In 2018, We are Accelerating Fresh Growth	21
International Expansion	We expect international expansion to meaningfully impact . . .	36
Macro-Trends	Freshpet Lives at the Intersection of . . .	4
Manufacturing: Adjusted Gross Margin Growth	Freshpet Kitchens 2.0 Adjusted Gross Margin Growth	55
Manufacturing: Capacity Expansion Goals	Kitchens 2.0 Plan Will Deliver	51
Manufacturing: Environmental	Continuing Commitment to the Environment	53
Manufacturing: Free Cash Flow	Freshpet Kitchens 2.0 Contribution to FCF	56

HIGHLY CONFIDENTIAL | 59

Index to Charts HIGHLY CONFIDENTIAL Subject Slide Title Page Manufacturing: Kitchens 2.0 Payback Freshpet Kitchens 2.0 Investment 54 Manufacturing: Timeline Timeline 58 Manufacturing: Site Plan Creating 2nd Production Facility on Site 52 Media Spending Doubling Down on . . . 22 Media: Driving Penetration Growth is Driven by Advertising that Drives Penetration 28 Penetration Increased Penetration and Buying Rate 27 Penetration: 7.5 million HH potential Just scratching the surface of HH penetration potential . . 34 Penetration: Competitors But still well below our competitors 16 Penetration: Media Driven Growth is Driven by Advertising that Drives Penetration 28 Penetration: 2017 Increased Awareness and Penetration 15 Pricing: Pet Specialty Pet Specialty 41 Pricing: Grocery and Mass Grocery and Mass 40 Product Acceptance Commitment to our Consumers 7 Product Acceptance Freshpet Pet Parents Notice a Difference 47 Productivity Loop In 2017, We Launched Our New Strategy 12 Route to Market How We Service our Customers 9 Scale Benefits: Conceptual and Strategic Benefits of Scale and Velocity 19 Scale Benefits: Financial Which helped Freshpet grow into its scale in 2017 . . . 18 Structural Profitability Strong structural profitability improvement partially . . . 32 Sustainability Continuing Commitment to the Environment 53 TAM Just scratching the surface of HH penetration potential . . 34 TAM At existing media efficiencies, we could create a business . . . 35 Velocity: Compared to Competition Freshpet is the #1 Fastest Selling Dog Food Brand in . . . 25 Velocity: Compared to Distribution Growth Steady Distribution Growth and Accelerating Velocity 30 Velocity: Drivers Doubling Down on . . . 23 Velocity: Same Store Sales by Vintage Strong velocity growth 17